                 SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549


                          F O R M  8-K/A
                       (Amendment No. 1)

                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 6, 1997
                                                 -------------


               BANKERS TRUST NEW YORK CORPORATION
-------------------------------------------------------
(Exact name of registrant as specified in its charter)



                            NEW YORK
--------------------------------------------------------
      (State or other jurisdiction of incorporation)


        1-5920                           13-6180473
----------------------------   ---------------------------------
(Commission file number)       (IRS employer identification no.)



   130 LIBERTY STREET, NEW YORK, NEW YORK           10006
--------------------------------------------      ----------
    (Address of principal executive offices)      (Zip code)

Registrant's telephone number, including area code (212) 250-2500
                                                   --------------
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      By this Amendment No. 1, the Registrant is correcting three references in the Registrant's Current Report on Form 8-K dated March 14, 1997 (the "Report"). The reference to "Item 5. Other Events" in the Report should have read "Item 4. Changes in Registrant's Certifying Accountant." In addition, the references in Exhibit 16 to Item 5 should have been to Item 4 and to "paragraph 2" should have been to "paragraph 3." The Item has been revised accordingly and is set forth below in its entirety, and the references in Exhibit 16 has been revised.


Item 4.  Changes in Registrant's Certifying Accountant
------------------------------------------------------

      The information provided herein is an update of information reported in the Registrant's Current Report on Form 8-K dated
November 20, 1996.

      On November 19, 1996, Bankers Trust New York Corporation (the "Corporation") appointed the accounting firm of KPMG Peat Marwick LLP as its independent auditors for the fiscal year ending December 31, 1997, and chose not to renew the engagement of Ernst & Young LLP, who served as the Corporation's independent auditors for the fiscal year ended December 31, 1996. The Corporation's Board of Directors approved the selection of KPMG
Peat   Marwick   LLP  as  new  independent  auditors   upon   the
recommendation  of  the Corporation's Audit  Committee.   Neither
management nor anyone on its behalf has consulted with KPMG Peat Marwick LLP regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Corporation's financial statements, and neither a written report nor oral advice was provided to the Corporation that KPMG Peat Marwick LLP concluded was an important factor considered by the Corporation in reaching a decision as to the accounting, auditing or financial reporting issue during the Corporation's two most recent fiscal years prior to engaging KPMG Peat Marwick LLP.

     The Ernst & Young LLP reports on the Corporation's financial statements for the years ended December 31, 1996 and December 31, 1995 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Since January 1, 1995, the Corporation has not had any disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that would require disclosure in this Current Report on Form 8-K/A.

      Ernst & Young LLP has furnished to the Corporation a letter addressed to the SEC stating that it agrees with the statements in the immediately preceding paragraph. A copy of such letter, dated June 17, 1997 is filed as Exhibit 16 to this Form 8-K/A.

                           SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BANKERS TRUST NEW YORK CORPORATION



                              By  /s/ Gordon S. Calder, Jr.
                                  -------------------------
                                  Gordon S. Calder, Jr.
                                  Assistant Secretary




June 18, 1997
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                       INDEX TO EXHIBITS

16 Letter pursuant to Item 304(a)(3) of Regulation S-K to the Securities and Exchange Commission from Ernst & Young LLP, dated June 17, 1997.

                                                       EXHIBIT 16



June 17, 1997


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Gentlemen:

We have read Item 4 of Form 8-K/A dated June 17, 1997, of Bankers Trust New York Corporation and are in agreement with the statements contained in paragraph 3 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                     ERNST & YOUNG LLP
                                     /s/Ernst & Young LLP

                    Bankers Trust New York Corporation
                              130 Liberty Street
                          New York, New York  10006


Gordon S. Calder, Jr.
Assistant Secretary


                                                 June 18, 1997



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.   20549

Dear Sirs:

       Accompanying  this  letter  is  Bankers  Trust  New   York
Corporation's report on Form 8-K/A (Amendment No. 1)  dated  June
18, 1997 (the "Form 8-K/A"). The Form 8-K/A is being filed electronically through the EDGAR System.

      If there are any questions or comments in connection with the enclosed filing, please contact the undersigned collect at 212-250-4857.

                               Very truly yours,



                              By: /s/GORDON S. CALDER, JR.
                              Name:  Gordon S. Calder, Jr.
                              Title: Assistant Secretary